Income Taxes	12 Months Ended
Mar. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Income tax expense includes income taxes currently payable and those deferred because of temporary differences between the financial statement and tax bases of assets and liabilities. Income tax expense consists of the following components:

	Years Ended 31 March
(Millions of US dollars)	2025	2024	2023
Income before income taxes:
Domestic	$175.8	$239.1	$270.0
Foreign	469.6	515.7	453.5
Income before income taxes	$645.4	$754.8	$723.5
Income tax expense:
Current:
Domestic	$30.0	$38.7	$42.9
Foreign	90.0	133.0	81.4
Current income tax expense	120.0	171.7	124.3
Deferred:
Domestic	16.3	17.3	11.8
Foreign	85.1	55.6	75.4
Deferred income tax expense	101.4	72.9	87.2
Total income tax expense	$221.4	$244.6	$211.5

Income tax expense computed at the statutory rates represents taxes on income applicable to all jurisdictions in which the Company conducts business, calculated at the statutory income tax rate in each jurisdiction multiplied by the pre-tax income attributable to that jurisdiction.
Income tax expense is reconciled to the tax at the statutory rates as follows:

	Years Ended 31 March
(Millions of US dollars)	2025	2024	2023
Income tax expense computed at the statutory tax rates	$117.9	$135.1	$135.1
US state income taxes, net of the federal benefit	15.2	14.0	10.6
Asbestos - effect of foreign exchange	—	(3.2)	(13.3)
Expenses not deductible	14.2	3.6	3.3
Stock and executive compensation	2.4	7.6	1.9
Foreign taxes on domestic income	50.8	60.2	61.2
Taxes on foreign income	17.2	17.7	12.0
Net deferred tax remeasurement	(1.1)	7.3	2.3
Other items	4.8	2.3	(1.6)
Total income tax expense	$221.4	$244.6	$211.5
Effective tax rate	34.3%	32.4%	29.2%
The tax effects of significant temporary differences creating deferred tax assets and liabilities were:

	31 March
(Millions of US dollars)	2025	2024
Deferred tax assets:
Intangible assets	$756.7	$833.4
Asbestos liability	284.5	294.0
Tax credit carryforwards	111.8	113.4
Other provisions and accruals	99.1	90.4
Net operating loss carryforwards	77.4	77.9
Total deferred tax assets	1,329.5	1,409.1
Valuation allowance	(256.9)	(257.0)
Total deferred tax assets net of valuation allowance	1,072.6	1,152.1
Deferred tax liabilities:
Depreciable and amortizable assets	(170.7)	(150.7)
Deferred tax on unremitted earnings	(63.0)	(46.7)
Intangible assets	(40.3)	(41.7)
Other	(34.8)	(36.1)
Total deferred tax liabilities	(308.8)	(275.2)
Total deferred taxes, net	$763.8	$876.9
As of 31 March 2025, the Company has tax loss carry-forwards in Australia, New Zealand, Europe and the US of US$77.4 million, that are available to offset future taxable income in the respective jurisdiction, and against which there is a partial valuation allowance of US$0.6 million. Carry-forwards in Australia, New Zealand and Europe are not subject to expiration.
The Australian net operating loss carry-forwards primarily result from current and prior year tax deductions for contributions to AICF. James Hardie 117 Pty Limited, the Performing Subsidiary under the AFFA, is able to claim a tax deduction for its contributions to AICF over a five-year period commencing in the year the contribution is incurred. As of 31 March 2025, the Company recognized a tax deduction of
US$129.8 million (A$198.9 million) for the current year relating to total contributions to AICF of US$702.4 million (A$994.7 million) incurred in tax years 2021 through 2025.
The Company establishes a valuation allowance against a deferred tax asset if it is more likely than not that some portion or all of the deferred tax asset will not be realized.
As of 31 March 2025, the Company has foreign tax credit carry-forwards of US$108.1 million that are available to offset future taxes payable and against which there is a 100% valuation allowance. The Company also had US tax credit carry-forwards of US$3.3 million that are available to offset future taxes payable which expire between tax years 2025 through 2029, and against which there is a partial valuation allowance of US$2.8 million.
In determining the need for and the amount of a valuation allowance in respect of the Company’s asbestos related deferred tax asset, management reviewed the relevant empirical evidence, including the current and past core earnings of the Australian business and forecast earnings of the Australian business considering current trends. Although realization of the deferred tax asset will occur over the life of the AFFA, which extends beyond the forecast period for the Australian business, Australia provides an unlimited carry-forward period for tax losses. Based upon managements’ review, the Company believes that it is more likely than not that the Company will realize its asbestos related deferred tax asset and that no valuation allowance is necessary as of 31 March 2025. In the future, based on review of the empirical evidence by management at that time, if management determines that realization of its asbestos related deferred tax asset is not more likely than not, the Company may need to provide a valuation allowance to reduce the carrying value of the asbestos related deferred tax asset to its realizable value.
During the fiscal year ended 31 March 2025, total income tax and withholding tax paid, net of refunds received, was US$128.1 million.
The US Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted in March 2020 providing wide ranging economic relief for individuals and businesses. One component of the CARES Act provides the Company with an opportunity to carryback US net operating losses arising during the years ended 31 March 2021 and 2020 to the prior five tax years. The Company utilized these carryback provisions and has a remaining current taxes receivable of US$37.7 million at 31 March 2025.
Commencing 1 April 2024, the Company adopted the Pillar Two rules in accordance with the Minimum Tax Directive of the European Union for implementation of Pillar Two of the Organization for Economic Cooperation and Development’s (OECD’s) Two Pillar solution. The Pillar Two rules provide that income of large groups is taxed at a minimum effective tax rate of 15% on a jurisdictional basis. The Pillar Two rules include an Income Inclusion Rule top-up tax and a domestic top-up tax, which applies to fiscal years commencing on or after 31 December 2023, and an Undertaxed Profits Rule which applies to fiscal years commencing on or after 31 December 2024.

The Company or its subsidiaries files income tax returns in various jurisdictions including Ireland, the United States, Australia and various jurisdictions in Europe and Asia Pacific. Due to the size and nature of its business, the Company is subject to ongoing audits and reviews by taxing jurisdictions on various tax matters. The Company is no longer subject to general tax examinations in Ireland for the tax years prior to tax year 2021, Australia for tax years prior to tax year 2015 and in the US for tax years prior to tax year 2016. Refer to Note 14 for further information related to the ongoing ATO audit.
Unrecognized Tax Benefits
For the fiscal years ended 31 March 2025, 2024, and 2023, the total amount of penalties and interest recorded in Income tax expense related to unrecognized tax benefits were immaterial. The liabilities associated with uncertain tax benefits are included in Other liabilities or Income Taxes Payable, depending on the expected timing of payments, on the Company’s consolidated balance sheets. As of 31 March 2025, the total amount of unrecognized tax benefits and the total amount of interest and penalties accrued by the Company that, if recognized, would affect the effective tax rate were US$2.3 million.